UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2023 (December 6, 2022)

MICT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3,

Montvale, New Jersey 07645

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.001 par value	MICT	Nasdaq Capital Market

EXPLANATORY NOTE

This Form 8-K/A (this “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2022 (the “Original Form 8-K”) is being filed to amend Item 9.01 to the Original Form 8-K to include certain financial statements related to the acquisition by MICT, Inc. (the “Company”) of one hundred percent (100%) of the share capital of Tingo Mobile Limited (“Tingo Mobile”), a company limited by shares organized pursuant to the laws of the Federal Republic of Nigeria (hereinafter, the “Acquisition”). The Acquisition was accomplished via a merger of Esquire Gruppe (BVI) Limited, the immediate parent company of Tingo Mobile, with and into MICT Fintech (BVI) Limited, a wholly-owned subsidiary of the Company. Immediately, prior to the Acquisition, Tingo Mobile was a second-tier subsidiary of Tingo, Inc., a Nevada corporation (“Tingo”). The original structure of the Acquisition was reported as a purchase of one hundred percent of the outstanding common stock of Tingo on the Original Form 8-K, but was since modified, as described above, shortly before the consummation of the Acquisition. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Tingo as of and for the fiscal year ended December 31, 2021 and of Tingo Mobile Plc as of and for the fiscal year ended December 31, 2020 is filed as Exhibit 99.1 and the unaudited financial statements of Tingo as of and for the period ended September 30, 2022 is filed as Exhibit 99.2 and Each of Exhibits 99.1 and 99.2 are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined statement of operations of the Company relating to the Acquisition of Tingo Mobile, for the fiscal year ended December 31, 2021 and the statement of operations and balance sheet as of and for the nine months ended September 30, 2022, are filed as Exhibit 99.3 and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
99.1	The audited financial statements of Tingo as of and for the fiscal years ended December 31, 2021 and 2020.

99.2	The unaudited financial statements of Tingo as of and for the nine months ended September 30, 2022.

99.3	The unaudited pro forma combined statement of operations of the Company relating to the acquisition of one hundred percent (100%) of the issued and outstanding capital shares and other equity interests of Tingo for the fiscal year ended December 31, 2021 and the statement of operations and balance sheet as of and for the nine months ended September 30, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, Inc.

Date: February 9, 2023	By:	/s/ Darren Mercer
		Name:	Darren Mercer
		Title:	Chief Executive Officer

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